        This Lease ("Lease") dated as of July 27, 1999, is entered into between HAMMS BUILDING ASSOCIATES, a California Limited Partnership ("Landlord"), and FALCON VENTURES CORP., a California corporation ("Tenant").

                                    RECITALS

        A. Landlord is the owner of real property ("Real Property") located at 1550 Bryant, San Francisco and the building ("Building") located on it. The Real Property and the Building are collectively the "Property."

        B. Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord the Premises (as defined below) for the term and subject to the terms, covenants, agreements, and conditions in this Lease.

        For good and valuable consideration the receipt and adequacy of which are acknowledged, the parties agree as follows:

                            BASIC LEASE INFORMATION

Date:                              As of July 27, 1999

Landlord:                          HAMMS BUILDING ASSOCIATES, a California Limited
                                   Partnership

Tenant:                            FALCON VENTURES, CORP.,
                                   A California corporation


Premises:                          That portion of the 5th floor designated on
                                   Exhibit A and known as Suite 590.


Rentable Area of Premises:         2,981 rentable square feet

Commencement Date:                 Substantial completion of the Landlord's Work
                                   described in Exhibit B which is estimated to
                                   be August 10, 1999

Termination Date:                  36 months after the Commencement Date, estimated
                                   to be August 9, 2002

Base Rent Commencing               Rate         Monthly            Annual
                                   ----         -------            ------
                                   $35.00       $8,694.58        $104,335.00

                                   Upon Lease execution, Tenant shall pay the first month's rent the amount of $8,694.58 to Landlord.

Base Year:                         Calendar Year 1999


Security Deposit:               $26,083.75

                                To be paid upon execution of the Lease

                                If there has not been an Event of Default of Tenant during months 1 through 12 of the Term, Landlord shall refund $8,694.58 to Tenant; if there has not been an Event of Default of Tenant during months 13 through 24 of the Term, Landlord shall refund an additional $8,694.58 to Tenant; and, if there has not been an Event of Default of Tenant during the remainder of the Term, Landlord shall refund the balance of the security deposit to Tenant in accordance with the provisions of this Lease which govern return of the Deposit.

Tenant's Percentage Share
Of Operating Expenses And
Property Tax Escalations:       1.63%

Parking Spaces:                 One

Exhibits:                       Exhibit A.      Description of Premises
                                Exhibit B.      Landlord's Work
                                Exhibit C.      Commencement Date Agreement
                                Exhibit D.      Rules

Tenant's Address for Notice:    1550 Bryant Street, Suite 590
                                San Francisco, CA 94103

Landlord's Address for
Notice:                         Hamms Building Associates
                                1550 Bryant Street, Suite 120
                                San Francisco, CA 94103

Tenant's Broker                 Taylor Milsal
                                BT Commercial
                                100 Pine Street
                                San Francisco, CA 94111

                            SECTION 1. DEFINITIONS.

        As used in this Lease, the following terms shall have the meanings specified in this Section 1.


        ALTERATIONS is defined in Section 8.

        BASE OPERATING EXPENSES means the Operating Expenses paid or incurred by Landlord in the Base Year.

        BASE PROPERTY TAXES means the amount of Property Taxes for the tax year ending June 30 of the Base Year.

        BASE RENT means the Base Rent as set forth in the Basic Lease
Information.

        BASE YEAR means the calendar year specified in the Basic Lease Information as the Base Year.

        BUILDING means the building constructed on the Real Property known as 1550 Bryant Street, San Francisco California, commonly known as the Hamm's Building, any properly interest in the area of The Hamm's Building and all other improvements on or appurtenances to the Real Property or the streets abutting the Real Property. The Building includes; but is not limited to, an office building with twelve (12) floors of office space and an open-air parking lot located as shown on the attached site plan.

        COMMENCEMENT DATE means the Commencement Date as set forth in the Basic Lease Information.

        COMMON AREA means the total area on a floor consisting of rest rooms, janitor, telephone and electrical closets, mechanical areas, public corridors providing access to tenant space, public stairs, elevator shafts and pipe shafts, together with their enclosing walls.

        DEPOSIT is defined in Section 23.

        ESCALATION RENT is defined in Section 4(a).

        EVENT OF DEFAULT is defined in Section 18.

        LANDLORD'S WORK is defined in Exhibit B.

        LEGAL REQUIREMENTS is defined in Section 14.

        TENANT'S PERCENTAGE SHARE means the percentage figure specified as Tenant's Percentage Share in the Basic Lease Information. Tenant's Percentage Share has been obtained by dividing the net rentable area of the Premises, as specified in the Basic Lease Information, by the total net rentable area of the Building, which is 182,352 square feet, and multiplying that quotient by one hundred (100). In the event the rentable area of the Premises is increased or decreased by the addition to or deletion from the Premises of any office space, Tenant's percentage share shall be appropriately adjusted. For the purposes of
Section 4, Tenant's Percentage Share shall be based on the number of days during the calendar year in which this change occurs.

        OPERATING EXPENSES means (a) all reasonable costs of management, operation and maintenance of the Building determined by generally accepted accounting principles, including without limitation: wages, salaries and payroll burden of employees excluding employees above the rank of Building Manager, property management fees and other related compensation; janitorial, maintenance, security and other services; Building office rent or rental value for a building office as small as reasonably practical to operate the building; power, water, waste disposal and other utilities; materials and supplies; maintenance and repairs (including the repair and replacement of glass and return to normal and the roof covering or membrane); permit and license costs; insurance premiums and the deductible portion of any insured loss under Landlord's insurance; accounting, legal or other professional fees of independent service providers who are not employees of Landlord incurred in connection with operating the Building and the calculation of Operating Expenses and Property Taxes; and (b) the cost of any capital improvements made to the Building by Landlord after the Base Year that
(i) are made in the reasonable expectation of reducing other Operating Expenses, or (ii) are required under any governmental law or regulation that was not applicable to the Building as of the Commencement Date, provided that with respect to the ADA, as interpreted and enforced as of the Commencement Date, the cost to be amortized over the useful life of the capital improvements, together with interest on the amortized balance at the rate equal to that paid by Landlord on funds borrowed for the purpose of constructing or installing those capital improvements. Operating expenses shall not include: property taxes; depreciation on the Building; costs of tenant improvements; real estate brokers' commissions; interest; expenses incurred by Landlord in enforcing leases of other tenants in the Building, and capital items other than those referred to in clause (b). Actual Operating Expenses for both the Base Year and each subsequent calendar year will be adjusted to equal Landlord's reasonable estimate of Operating Expenses had ninety-five (95) percent of the building been occupied.

        Landlord agrees to provide Tenant with an annual Operating Expenses Reconciliation by March 31st of the subsequent year or as soon thereafter as practicable, pursuant to Section 5 (b) of this Lease.

        PREMISES means the portion of the Building located on the floor or floors specified in the Basic Lease Information which is cross-hatched on the Floor plan or plans attached to this Lease as Exhibit A.

        PROPERTY TAXES means all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, imposed on or by reason of the ownership or use of the Property; governmental charges, fees or assessments for police, fire or other governmental services; service payments in lieu of taxes and taxes. and assessments of every kind levied in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property; and all real estate tax consultant expenses and attorney fees of consultants and attorneys who are not employees of Landlord incurred for the purpose of maintaining an equitable assessed valuation of the Building or contesting the validity of any taxes, assessments or charges described above.

        RENTABLE AREA means the rentable area of the Premises specified on the Basic Lease Information. If any office space is added to or deleted from the Premises, the rentable area of the space added or deleted shall mean: (a) as to an entire floor added to or deleted from the Premises, all areas within outside permanent Building walls, measured to the inside glass surface of outside permanent Building walls, including rest rooms; janitor, telephone, and electrical closets; allocated mechanical areas and columns and projections necessary to the Building, but excluding public stairs, elevator shafts, and pipe shafts, together with their enclosing walls; (b) as to a portion of a floor added to or deleted from the Premises, the aggregate of the usable area of the portion of the floor added to or deleted from the Premises, plus the result obtained by multiplying the area of the Common Area on this floor by a fraction, the numerator of which is the aggregate of the usable area of the portion of the floor added to or deleted from the Premises and the denominator of which is the usable area of all tenant space on the floor.

        TENANT DELAY means any delay in the substantial completion of the work described in Exhibit B which occurs as a result of (i) special work, changes, alterations or additions requested by Tenant in the design or finish in any part of the Premises after approval of the Design Documents; as described in the Workletter); (ii) Tenant's delay in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise; (iii) Tenant's failure to approve and pay for such Tenant Work as Landlord undertakes to complete at Tenant's expense; or (iv) the failure to perform or comply with any obligation or condition of Exhibit B.

        TERM is defined in Section 3 of this Lease.

        TERMINATION DATE is defined in the Basic Lease Information.

                              SECTION 2. PREMISES.

        (a) Landlord leases to Tenant, and Tenant leases from Landlord the Premises for the term and subject to the terms, covenants, agreements, and conditions set forth in this Lease. Tenant and Landlord shall share access to the private hall that leads to the back door of the Premises and the storage area. Both Landlord and Tenant shall have keys to this hallway and shall each keep the entrance to the hallway locked at all times. Tenant's shall have use of the hallway for ADA access only.

        (b) During the Term of this Lease, Tenant shall have a license to use one (1) reserved parking spaces at the prevailing rate for such spaces as determined by Landlord from time to time in its sole discretion. Landlord may change the rental rate charged from time-to-time upon not less than thirty (30) days' notice to Tenant. The license to use the parking spaces under this Lease shall terminate upon the occurrence of an Event of Default under the Lease or upon 30 day's notice from Landlord to Tenant if Landlord ceases or reduces parking operations, including without limitation if Landlord does not continue to lease the property upon which the parking lot is located. Tenant agrees that the Landlord shall not be responsible in any way for any loss, damage, theft or other damages arising out of the use of Landlord's parking facilities. The use of the parking spaces shall be subject to such rules and regulations as Landlord may establish from time to time.

                     SECTION 3. TERM; CONDITION OF PREMISES.

        (a) The term ("Term") of this Lease shall commence on the Commencement Date and, unless sooner terminated as later provided, shall end on the Termination Date.

         (b) Except for the Landlord's Work described in Exhibit B attached to this Lease as Exhibit B which Landlord shall complete at Landlord's sole cost and expense, Landlord shall deliver to Tenant the Premises on the Commencement Date "as is", in its then existing condition.

         (c) If Landlord cannot deliver the Premises to Tenant on or before August 1,1999 for any reason other than as a result of a Tenant Delay, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from nondelivery, but in that event such delay in delivery shall also extend the Term of this Lease by an equal number of days unless the delay is the result of a Tenant Delay. Landlord and Tenant shall enter into a letter in the form of Exhibit C confirming the actual Commencement Date and the Expiration Date if any of these dates are different from the dates set forth in the Basic Lease Information. The Commencement Date of the Lease will not be changed if delivery of the Premises is delayed by reason of a Tenant Delay.

                                SECTION 4. RENTAL.

         (a) Tenant shall pay to Landlord throughout the Term as rental for the Premises the Base Rent, subject to the following adjustments:

                  (i) The rental payable during each calendar year subsequent to the Base Year shall be the Base Rent, increased by Tenant's Percentage Share of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord in that year over the Base Operating Expenses, and also increased by Tenant's Percentage Share of the total dollar increase, if any, in Property Taxes paid by Landlord in that year over the Base Property Taxes. The increased rental due pursuant to this Section 4(a)(i) is the Escalation Rent.

         (b) Monthly Rental shall be paid to Landlord, in advance, on or before the first day of the Term of this lease and on or before the first day of each successive calendar month during the Term of this Lease. In the event the Term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the Term of this Lease shall be appropriately prorated.

         (c) All sums of money due to Landlord under this Lease, not specifically characterized as rental, shall constitute additional rent and shall be due within thirty (30) days after receipt by Tenant of a billing. If any sum is not paid when due, it shall be collectible as additional rent with the next installment of rental falling due.

         (d) Tenant acknowledges that late payment of rent and other sums due under this Lease after the expiration of any applicable cure period under
Section 18(a) will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. These costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of rent or any other sums due from Tenant are not received within five (5) business days of its due date, or if a cure period is applicable under Section 18(a), prior to the expiration of the cure period, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that the late charge represents a fair and reasonable estimate of the costs Landlord will incur because of late payment. Acceptance of the late charge by Landlord shall not constitute a waiver of Tenant's default for the overdue amount, nor prevent Landlord from exercising the other rights and remedies granted under this Lease.

WB  [Initials of landlord]                         S.O  [Initials of Tenant]
----                                               ----
         (e) If any installment of rent or any other sums due from Tenant are not received within five (5) business days of its due date, or if a cure period is applicable under Section 18(a), prior to the expiration of the cure period, such amount will bear interest from the due date until paid at the rate of ten percent (10%) per year. However, interest shall not be payable on late charges incurred by Tenant nor on any amounts on which late charges are paid by Tenant to the extent this interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default by Tenant.

         (f) All payments due shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at Landlord's address for notices under this Lease or to another person or at another place as Landlord may designate by notice to Tenant. If Tenant pays by check and the check is returned for non-sufficient funds more than once, upon request of the Landlord, the Tenant shall make future payments by cashier's check.

                           SECTION 5. ESCALATION RENT.

         Escalation Rent shall be paid monthly on an estimated basis, with subsequent annual reconciliation, in accordance with the following procedures:

         (a) No later than fifteen (15) days prior to the end of the Base Year and no later than fifteen (15) days prior to the end of each subsequent calendar year, or as soon after that time as practicable, Landlord shall give Tenant notice of Landlord's estimate of any Escalation Rent due under Section 4(a) for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated Escalation Rent. If Landlord fails to give notice as required in this Section, Tenant shall continue to pay on the basis of the prior year's estimate until the month after that notice is given. If at any time it appears to Landlord that the Escalation Rent for the current calendar year will vary from the estimate, Landlord may, by notice to Tenant, revise the estimate for that year, and subsequent payments by Tenant for that year shall be based on the revised estimate.

         (b) Within ninety (90) days after the close of each calendar year, or as soon after the ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of the actual Escalation Rent for that calendar year showing Operating Expenses and Property Taxes on the basis of which the actual Escalation Rent was determined. At Tenant's request, Landlord shall provide Tenant reasonable supporting detail underlying the calculations of Operating Expenses and Property Taxes. If Landlord's statement discloses that Tenant owes an amount that is less than the estimated payments for the calendar year previously made by Tenant, Landlord shall credit the excess first against any sums then owed by Tenant, and then against the next payments of rental due. If Landlord's statement discloses that Tenant owes an amount that is more than the estimated payments for the calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement.

         (c) Landlord shall maintain at all times during the term of this Lease, at the office of Landlord in the Building or such other office as Landlord may designate full, complete and accurate books of account and records prepared in accordance with generally accepted accounting principles with respect to Escalation Rent, and shall retain such books and records, as well as contracts, bills, vouchers, and checks, and such other documents as are reasonably necessary to properly audit the Escalation Rent. Upon reasonable notice from Tenant, Landlord shall make available for Tenant's inspection (or inspection performed by Tenant's accountant and/or consultants) at Landlord's office in the Building, during normal business hours, Landlord's books and records relating to the Escalation Rent for the previous calendar year. If Tenant's inspection reveals that Tenant was overcharged for escalation rent, the amount of the overcharge shall be promptly refunded to Tenant.

         (d) The amount of Escalation Rent for any fractional year in the Term shall be appropriately prorated. The proration of Operating Expenses for the calendar year in which termination occurs shall be calculated on the basis of a fraction of the Operating Expenses for that entire calendar year, the proration of Property Taxes for the calendar year in which termination occurs shall be calculated on the basis of a fraction of the Property Taxes for that entire calendar year, but shall exclude any Property Taxes attributable to any increase in the assessed valuation of the Building occurring after termination. The termination of this Lease shall not affect the obligations of the parties pursuant to Section 5(b) to be performed after the termination.

                     SECTION 6. USE AND ACCESS TO PREMISES.

         The Premises shall be used for multimedia and related office uses as defined by the San Francisco Building Department. Tenant shall not do or permit to be done on the Premises, nor bring or keep or permit to be brought or kept in the Premises, anything (a) which is prohibited by or in conflict with any law, ordinance, or governmental rule or, (b) which is prohibited by the standard form of fire insurance policy or, (c) which will increase the existing rate of or affect fire or other insurance on the Building or its contents or cause a cancellation of any insurance policy covering the Building or any part of it or its contents. Tenant shall not use or store in the Premises any hazardous or toxic substances, with the sole exception of reasonably necessary substances that are kept in reasonably necessary quantities for normal office operations, provided that their use and storage are in accordance with applicable laws. Tenant shall not do or permit anything to be done on the Premises that will obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any unlawful purposes, nor shall Tenant cause, maintain, or permit any nuisance or waste on or about the Premises. Tenant shall have access to the Premises 24 hours a day, 365 days a year, subject however to force majeure events.

                              SECTION 7. SERVICES.

         (a) Landlord shall maintain the Common Areas of the Building, including lobbies, stairs, elevators, corridors, rest rooms, all exterior landscaping, windows, the mechanical, plumbing, and electrical equipment serving the Building, and the structure itself, in reasonably good order and condition so as to meet the reasonable needs of Tenant, except for damage, excluding normal wear and tear, caused by the Tenant. Damage caused by Tenant, other than normal wear and tear by Tenant, shall be repaired by Landlord at Tenant's expense. The standard of maintenance shall be equal to that of other office buildings of a similar class in San Francisco, California.

         (b) Landlord shall furnish (i) electricity for normal business use, including lighting and the operation of office machines, (ii) heat and air conditioning, to the extent reasonably required for the comfortable occupancy by Tenant in Tenant's use of the Premises during the period from 7:00 a.m. to 7:00 p.m. on weekdays, except holidays, or a shorter period as may be prescribed by applicable policies or regulations adopted by any utility or governmental agency, (iii) elevator service, (iv) lighting replacement, for building standard lights, (v) rest room supplies, (vi) window washing with reasonable frequency,
(vii) water for the rest rooms and kitchen areas, and (viii) security guard services and daily janitor services dining the times and in the manner that these services are customarily furnished in comparable office buildings in the area. Landlord may establish reasonable measures to conserve energy and water, including but not limited to, automatic light shut off after hours and efficient lighting forms, so long as these measures do not unreasonably interfere with Tenant's use of the Premises. Tenant shall pay for any non-standard utilities or services used.

         (c) Landlord shall not be in default under this Lease, nor be liable for any damages resulting from, nor shall the required rental be abated because of (i) any reasonably necessary installation, use, or interruption of use of any equipment in connection with furnishing the previously listed services, (ii) failure to furnish or delay in furnishing these services, when failure or delay is caused by accident or conditions beyond the reasonable control of Landlord or by necessary repairs or improvements to the Premises or to the Building, or
(iii) the limitation, curtailment, rationing, or restrictions on use of water, electricity, gas, or any other form of energy serving the Premises or the Building. Landlord shall use reasonable efforts to diligently remedy interruptions in the furnishing of these services. Notwithstanding the foregoing, Landlord shall make reasonable efforts not to disrupt Tenant's use. of the Premises.

                             SECTION 8. ALTERATIONS.

         Tenant shall not make or allow any alterations, additions, or improvements to the Premises or any part of the Premises, without Landlord's prior consent. Landlord may in its discretion withhold or condition approval. of alterations that affect the building systems or structure of the Building. Landlord shall not unreasonably withhold its consent to the installation of furnishings, fixtures, equipment, or decorative improvements, none of which shall affect Building systems or the structure of the Building, and the repainting or recarpeting of the Premises. All Alterations shall immediately become Landlord's property and, at the end of the Term, shall remain on the Premises without compensation to Tenant, unless Landlord elects by notice to Tenant at the time of installation to have Tenant remove any Alterations that are peculiar to Tenant's use of the Premises and arc not normally required or used by other tenants. In this event, Tenant shall bear the cost of restoring the Premises to their condition prior to the installment of the Alterations.

              SECTION 9. REPAIRS; LANDLORD'S RESERVATION OF RIGHTS.

         (a) Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises, subject to the tenant improvements, if any, that Landlord has agreed to make. At all times during the term of this Lease and at Tenant's sole cost, Tenant shall keep the Premises in good condition and repair; ordinary wear and tear and damage to the Premises by fire, earthquake, or act of God or the elements are excepted. Tenant waives all rights to make repairs at the expense of Landlord or instead to vacate the Premises, and Tenant further waives the provisions of Civil Code 'SS''SS'1932(1), 1941 and 1942 with respect to Landlord's obligations under this Lease. At the end of the term of this Lease, Tenant shall surrender to Landlord the Premises and all Alterations that are to remain in the Premises in the same condition as when received; ordinary wear and tear and damage by fire, earthquake, or act of God or the elements are excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises or any part of them, except as specifically set forth in
Section 3. Landlord has made no representations respecting the condition of the Premises or the Building, except as specifically set forth in this Lease.

         (b) Landlord reserves the right, at any time and from time to time, without the same constituting an actual or constructive eviction, but provided that Landlord does not unreasonably interfere with Tenant's use and occupancy of the building, to (i) make alterations, additions, repairs, improvements to or in, or to decrease the size of area of all or any part of the Building, the fixtures and equipment therein, the heating, ventilation, air-conditioning, plumbing; electrical, fire protection, life safety, security and all mechanical systems of the building ("Building Systems"), the common areas and all other parts of the Building; (ii) to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets and other public parts of the Building and to create additional rentable areas through use or enclosure of common areas; (iii) to change the Building's name or street address or to change the room number or numbers of the Premises;
(iv) to install, affix and maintain any and all signs on the exterior and interior of the Building.

                       SECTION 10. DAMAGE OR DESTRUCTION.

         (a) In the event the Premises or any portion of the Building necessary for Tenant's occupancy are damaged by fire, earthquake, act of God, the elements, or other casualty, within thirty (30) days after that event, Landlord shall notify Tenant of the estimated time, in Landlord's reasonable judgment, required for repair or restoration. If the estimated time is one hundred and fifty (150) days or less after the commencement of the physical work and one hundred and eighty (180) days or less after the casualty event, Landlord shall proceed promptly and diligently to adjust the loss with applicable insurers, to secure all required governmental permits and approvals, and to repair or restore the Premises or the portion of the Building necessary for Tenant's occupancy. This Lease shall remain in full force, except that for the time unusable, Tenant shall receive a rental abatement for that part of the Premises rendered unusable in the conduct of Tenant's business.

         (b) If the estimated time for repair or restoration is in excess of one hundred and fifty (150) days after the commencement of the physical work or one hundred and eighty (180) days after the casualty event, Tenant or Landlord may elect to terminate this Lease as of the date of the casualty event by giving notice to the other party within fifteen (15) days following receipt of Landlord's notice of the estimated time for repair.

         (c) Notwithstanding the foregoing, Landlord's obligation to restore or repair the Building shall be limited to the amount of insurance proceeds actually received by Landlord for such reconstruction or repair.

                            SECTION 11. SUBROGATION.

         Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, public liability, worker's compensation, and other insurance maintained during the term of this Lease covering the Building, or any portion of it, or operations in it, a waiver of all rights of subrogation that the insurer of one party might have against the other party. Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorney fees, resulting from the failure to obtain this waiver.

                             SECTION 12. INSURANCE.

         Tenant, at its expense, shall maintain in full force during the Term of this Lease, a policy or policies of public liability and property damage insurance insuring against all liability subject to standard ISO CGL policy exclusions of Tenant and its representatives, agents and visitors for personal or bodily injury or property damage arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Property. Such policy or policies subject to standard ISO CGL policy exclusions shall further insure the indemnification obligations of Tenant under this Lease. Each policy of insurance required under this Lease shall be in a form, in an amount, and with an insurer reasonably acceptable to Landlord, but no event less than $3,000,000 combined single limit and shall require at least ten (10) days' written notice to Landlord prior to any termination of the policy. Each policy of liability insurance shall name the Landlord, and its property managers as additional insured and provide that it is primary, and not contributing with, any policy carried by Landlord covering the same loss. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant is in full force and effect and the premiums have been paid.

                          SECTION 13. INDEMNIFICATION.

         Tenant waives all claims against Landlord for damage to any property or injury or death of any person on the Premises arising at any time and from any cause except to the extent resulting from the active negligence or willful misconduct of Landlord. Tenant shall indemnify and hold Landlord harmless from and defend Landlord against all claims, liability, damage, or loss arising out of any injury or death of any person or damage to or destruction of property to the extent attributable to the action or inaction of Tenant, its agents, contractors, or employees, except to the extent resulting from the active negligence or willful misconduct of Landlord or its agents, contractors, or employees. Tenant shall also hold Landlord harmless from any liability, cost, or expense arising from Tenant's use or storage on the property of any hazardous or toxic substance. These indemnity obligations shall include reasonable attorney fees, investigation costs, and all other reasonable costs incurred by the indemnified party from the first notice that

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



any claim or demand is to be made or may be made. The provisions of this Section shall survive the termination of this Lease for any event occurring prior to the termination.

                 SECTION 14. COMPLIANCE WITH LEGAL REQUIREMENTS.

         At Tenant's sole cost, Tenant shall promptly comply with all laws and governmental rules now or later in force; with the requirements of any board of fire underwriters or other similar body now or in the future constituted; with any direction or occupancy certificate issued by public officers ("Legal Requirements"), insofar as they relate to the use, or occupancy of the Premises. Excluded are (a) structural changes or changes to the electrical, mechanical, or plumbing systems of the Building, except to the extent necessitated by Tenant's acts or by improvements made for Tenant (other than the tenant improvements to be made pursuant to this Lease by Landlord); (b) alterations or improvements to the Building as a whole or the Premises of tenants generally that are not by law the tenants' responsibility with which to comply; and (c) work necessitated by defects in the construction of the Building. Landlord shall comply in a timely manner with all Legal Requirements that are not Tenant's responsibility under this Section to the extent noncompliance would adversely affect Tenant's use or occupancy of the Premises.

                     SECTION 15. ASSIGNMENT AND SUBLETTING.

         (a) Except as otherwise expressly permitted by this Lease, Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, assign or hypothecate this Lease or any interest in this Lease, sublet the Premises or any part of them, or license the use of the Premises by any party other than Tenant. Neither this Lease nor any interest in this Lease shall be assignable without the consent of Landlord, which shall not be unreasonably withheld or delayed. Any of the previous acts without consent shall be void and shall, at the option of Landlord, constitute a default under this Lease. Landlord shall respond to Tenant's request for sublease within fifteen (15) days of receiving a written request from Tenant and receipt of documentation regarding description and financial condition of proposed Tenant and other necessary information as required by Landlord.

         (b) No sublessee shall have a right to further sublet without Landlord's prior consent, which may not be unreasonably withheld, and any assignment by a sublessee of the sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease.

         (c) In the case of an assignment or subletting, fifty percent (50%) of any sums or economic consideration received by Tenant as a result of the assignment or subletting shall be paid to Landlord after first deducting (i) in the case of a sublet, the rental due under this Lease, prorated to reflect only rental allocable to the sublet portion of the Premises, (ii) any tenant improvements paid for by tenant, and (iii) the cost of any real estate commissions, reasonable attorney fees, or other third party professional services paid by Tenant in connection with the assignment or subletting.

         (d) Regardless of Landlord's consent, no subletting or assignment shall release or alter Tenant's obligation or primary liability to pay the rental and perform all other obligations

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



under this Lease. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee or successor of Tenant in the performance of any of the terms of this Lease, after notice of default to Tenant pursuant to Section 18 and the expiration of any applicable cure period, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against the assignee or successor.

         (e) If Tenant assigns this Lease, sublets the Premises, or requests the consent of Landlord to any assignment, subletting, hypothecation, or other action requiring Landlord's consent under this Lease, Tenant shall pay Landlord's reasonable attorney fees incurred in connection with the action, not to exceed seven hundred Fifty ($750.06) dollars.

         (f) Despite any other provision of this Article 15, Landlord has the option, by written notice to Tenant (Recapture Notice) within thirty (30) days after receiving any request for assignment or subletting, to recapture the subject space by terminating this Lease for the Subject Space or taking an assignment or a sublease of the subject space from Tenant. A timely Recapture Notice terminates this Lease or creates an assignment or a sublease for the subject space for the same term as the proposed assignment or subletting, effective as of the date specified in the request for assignment or subletting. If Landlord declines or fails timely to deliver a Recapture Notice, Landlord shall have no further right under this Section 15 to the subject space unless it becomes available again after assignment or subletting by Tenant.

                               SECTION 16. RULES.

         Tenant shall comply with the rules attached to and incorporated in this Lease as Exhibit D, and after notice, with all reasonable modifications and additions to these rules, from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance of any of these rules by any other tenant or occupant of the Building, but Landlord shall take reasonable steps to enforce any rules, the nonperformance of which by other tenants materially and adversely affects Tenant in the use of the Premises. However, if any rule conflicts with any term, covenant, or condition of this Lease, this Lease shall prevail. In addition, no rule, or any subsequent amendments to it adopted by Landlord shall alter, reduce, or adversely affect any of Tenant's rights or enlarge Tenant's obligations under this Lease.

                         SECTION 17. ENTRY BY LANDLORD.

         Landlord may enter the Premises at reasonable hours with notice to Tenant to (a) inspect the Premises; (b) exhibit the Premises to prospective purchasers, lenders, or tenants; (c) determine whether Tenant is complying with all obligations under this Lease; (d) and 24 hour notice to Tenant to supply janitorial service and any other services to be provided by Landlord under this Lease; (e) post notices of nonresponsibility; and (f) make repairs or perform maintenance required of Landlord by this Lease, make repairs to any adjoining space or utility services, or make repairs, alterations, or improvements to any other portion of the Building. However, all this work shall be done as promptly as reasonably possible and cause as little interference to Tenant as reasonably possible. Subject to Landlord's undertakings in the previous sentence, Tenant waives any damage claims for inconvenience to or interference with Tenant's business or loss of occupancy or quiet enjoyment of the Premises caused by Landlord's

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



entry. At all times Landlord shall have a key with which to unlock the doors on the Premises, excluding Tenant's vaults, safes, and similar areas designated as secure areas in writing by Tenant in advance. In an emergency, Landlord shall have the right to use any means that Landlord deems proper to open Tenant's doors and enter the Premises. Entry to the Premises by Landlord in an emergency shall not be construed as a forcible or unlawful entry, a detainer, or an actual or constructive eviction of Tenant. Notwithstanding the foregoing, Landlord shall provide Tenant with 24 hours notice prior to entering the Premises, except in the event of an emergency, Landlord may enter the Premises without providing such notice.

                         SECTION 18. EVENTS OF DEFAULT.

         The following events shall constitute events of default under this Lease (each an Event of Default):

         (a) failure by Tenant to pay when due any Base Rent or other sum payable under this Lease when due;

         (b) a default by Tenant in the performance of any of the terms, covenants, agreements, or conditions in this Lease, other than a default by Tenant in the payment when due of any rent or other sum payable under this Lease, and the continuation of the default beyond thirty (30) days after notice by Landlord provided however that if the default is curable and requires more than thirty (30) to remedy, Tenant shall not be in default if it commences to cure within such thirty (30) day period and proceeds to complete the cure within sixty (60) days;

         (c) the bankruptcy or insolvency of Tenant, a transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of proceedings of any kind by or against Tenant under the Federal Bankruptcy Act or under any other insolvency, bankruptcy, or reorganization act, unless Tenant is discharged from voluntary proceedings within ninety (90) days;

         (d) the appointment of a receiver for a substantial part of Tenant's assets;

         (e) the abandonment of the Premises for a period in excess of 60 days; and

         (f) the levy upon this Lease or any estate of Tenant under this Lease by attachment or execution and the failure to have the attachment or execution vacated within sixty (60) days.

                      SECTION 19. TERMINATION UPON DEFAULT.

         On occurrence of any Event of Default by Tenant, Landlord may, in addition to any other rights and remedies given here or by law, terminate this Lease and exercise remedies relating to it without further notice or demand in accordance with the following provisions:

         (a) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due as set forth in California Civil Code Section 1951.4. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account, provided that any rental in excess of the monthly rental due hereunder shall be payable to Landlord. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent and other sums due under this Lease on the dates the rent is due, less the rent and other sums Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

         (b) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove ail personal property of Tenant and store same at Tenant's cost and to recover from Tenant as damages: (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the then prevailing discount rate of the Federal Reserve Bank of San Francisco plus five percent (5%). As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (c) No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

                           SECTION 20. EMINENT DOMAIN.

         If all or any part of the Premises are taken through eminent domain, this Lease shall terminate for the part taken as of the date of taking. For a partial taking, either Landlord or

Tenant shall have the right to terminate this Lease for the balance of the Premises by notice to the other within thirty (30) days after the taking. However, Tenant's right to terminate arises only if the portion of the Premises taken substantially handicaps, impedes, or impairs Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to all compensation, damages, income, rent, awards, or any interest that may be paid in connection with the taking, except for any portion specifically awarded to Tenant for moving expenses, trade fixtures, equipment, and any leasehold improvements in the Premises to the extent of the then unamortized value of these improvements for the remaining term of the Lease as determined in the award. However, Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise, other than for prepaid rent. In the event of a partial taking of the Premises that does not result in a termination of this Lease, the subsequent monthly rental shall be equitably reduced.

                        SECTION 21. ESTOPPEL CERTIFICATE.

         At any time with at least fifteen (15) days' prior notice by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord a certificate in a form satisfactory to Landlord certifying: (a) that this Lease is unmodified and in full force or, if there have been modifications, that this Lease is in full force, as modified, together with the date and nature of each modification, (b) the amount of the Base Rent, most recent Escalation Rent; if any, and the date to which the rent has been paid, (c) that no notice has been received by Tenant of any default that has not been cured, except defaults specified in the certificate, (d) that no default of Landlord is claimed by Tenant, except defaults specified in the certificate, and (e) other matters as may be reasonably requested by Landlord. Any certificate may be relied on by prospective purchasers, mortgagees, or beneficiaries under any deed of trust on the Building or any part of it.

                            SECTION 22. HOLDING OVER.

         (a) If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month-to-month on the terms specified in this Lease, except those pertaining to term, option to extend, but at a monthly rental negotiable between the Parties, payable in advance on or before the first day of each month. Each party shall give the other notice of intention to terminate the tenancy at least one (1) month prior to the date of termination of a monthly tenancy.

         (b) If, over Landlord's objection, Tenant holds possession of the Premises after expiration of the term of this Lease or expiration of the holdover tenancy, Tenant shall be deemed to be a tenant-at-sufferance and, without limiting the liability of Tenant for unauthorized occupancy of the Premises, Tenant shall indemnify Landlord and any replacement tenant for the Premises for any damages or loss SUFFERED BY either Landlord or the replacement tenant resulting from Tenant's failure to vacate the Premises in a timely manner. The monthly rental shall be at two hundred percent (200%) of the then prevailing monthly rental paid by Tenant.

                          SECTION 23. SECURITY DEPOSIT.

         Tenant has deposited with Landlord the sure specified in the Basic Lease Information (Deposit). The Deposit shall be held by Landlord as security for the faithful performance by

Tenant of all provisions of this Lease. If Tenant fails to pay rent or other sums due under this Lease or defaults with respect to any provision of this Lease, Landlord may use, apply, or retain all or any portion of the Deposit for the payment of rent or other sums in default, for the payment of any other sums to which Landlord may become obligated because of Tenant's default, or to compensate Landlord for any loss or damage that Landlord may surer because of the Tenant's actions. If Landlord uses or applies the Deposit, Tenant shall, within ten (10) days after demand, deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from Landlord's general accounts. If Tenant performs all of Tenant's obligations under this Lease, the Deposit or the amount not applied by landlord shall be returned, without interest, to Tenant or at Landlord's option, to the last assignee, if any, of Tenant's interest under this Lease at the expiration of the Term and after Tenant has vacated the Premises. No trust relationship is created between Landlord and Tenant with respect to the Deposit.

                        SECTION 24. LANDLORD'S LIABILITY.

         Notwithstanding any other term or provision of this Lease, the liability of the Landlord for its obligations under this lease is limited solely to Landlord's interest in the Property as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's stockholders, directors, officers or partners on account of any of the Landlord's actions or obligations under this Lease. In addition, in the event of the conveyance of title to the Building or the Project, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease.

                              SECTION 25. BROKERS.

         Tenant represents and warrants to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on its behalf has dealt with any real estate broker or finder who might be entitled to a fee or commission for this Lease other than the Broker identified the Basic Lease Information, whose commission is to be paid by Landlord. Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, including costs expenses and attorney's fees incurred by Landlord, asserted by any other broker or finder for a commission based upon any dealings with or statements made by Tenant or its representatives.

                              SECTION 26. SMOKING.

         Smoking in the building is prohibited.

                          SECTION 27. ENTIRE AGREEMENT.

         There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels all previous negotiations, arrangements, brochures, agreements, and understandings between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease. All implied warranties, including implied warranties of merchantability and fitness, are excluded.

         SECTION 28. ILLEGALITY OR UNENFORCEABILITY OF PORTION OF LEASE.

         If any provision of this Lease is determined to be illegal or unenforceable, this determination shall not affect any other provision of this Lease, and all other provisions shall remain in full force and effect.

                           SECTION 29. GOVERNING LAW.

         This Lease shall be governed by and construed pursuant to law of the State of California.

                          SECTION 30. QUIET ENJOYMENT.

         Landlord agrees to and shall in the commencement of this Lease place Tenant in quiet possession of the Premises and shall secure it in the quiet possession thereof against all persons lawfully claiming the same during the lease term.

                              SECTION 31. SIGNAGE.

         Tenant shall have the right to building standard signage in the ground floor lobby and at the entrance to Tenant's Premises.

                           SECTION 32. SUBORDINATION.

         This Lease shall be subject and subordinate at all times to (i) all ground and underlying leases which now exist or may hereafter be executed affecting the Property, (ii) the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Property, or on Landlord's interest or estate therein, or portion thereof, or on or against any ground or underlying lease and (iii) any Declaration of Covenants, Conditions and Restrictions or similar instrument now or hereafter recorded affecting the Property, all without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, that any such future encumbrance shall provide that so long as Tenant is not in default, the terms of this Lease shall not be affected by termination proceedings in respect to such ground or underlying lease or foreclosure or other proceedings under such mortgages or deeds of trust, Tenant hereby agreeing at the written request of the landlord under such ground or underlying lease or the purchaser of the Building in such foreclosure or other proceedings, to attorn to such landlord or to such purchaser or, at such landlord's or such purchaser's option, to enter into a new lease for the balance of the Term upon the same terms and provisions as are contained in this Lease. Notwithstanding the foregoing, Tenant will execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust as may be required by Landlord.

                              SECTION 33. EXHIBITS.

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





         The exhibits specified in the Basic Lease Information are attached to this Lease and by this reference made a part of it.

         The parties have executed this Lease as of the date first set forth above.

Landlord:                                 Tenant:

HAMMS BUILDING ASSOCIATES,                FALCON VENTURES CORP.,
a California Limited Partnership          A California corporation


By: STB Property Corporation              By: Samuel Osborn, President
    Its general partner                       ---------------------------

By:       Mark Buell                      Its:       [ILLEGIBLE]
    --------------------------                 --------------------------

Its:    Vice President                    By:
    -------------------------                  ---------------------------

                                          Its:
                                               ---------------------------




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